UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 16, 2011

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)		87-0400335 (IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475 Houston, Texas 77079 (Address of principal executive offices, including zip code)
voice: (713) 353-9400 fax: (713) 353-9421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On May 16, 2011, Hyperdynamics Corporation (the “Company”) filed a prospectus supplement to the prospectus dated March 24, 2011 pursuant to the registration statement on Form S-3 (Registration No. 333-173051).  The prospectus supplement relates to (i) the issuance of 582,630 shares of the Company’s common stock, par value $0.001 per share, that are issuable upon the exercise of currently outstanding warrants to purchase common stock, and (ii) the resale from time to time by a selling stockholder of 305,983 shares of common stock issuable upon the exercise of other outstanding warrants to purchase common stock.

The Company previously registered the 582,630 shares of common stock issuable upon exercise of warrants, which were also previously registered, pursuant to a shelf registration statement on Form S-3 (333-148287), which became effective on February 12, 2008 (the “Shelf Registration Statement”).  The Shelf Registration Statement expired on February 12, 2011 and at the time of its expiration warrants to purchase 582,630 shares that were previously registered under the Shelf Registration Statement remained outstanding.  The prospectus supplement was filed in part to re-register the issuance of the shares remaining to be issued under the previously issued and currently outstanding warrants that were previously registered under the Shelf Registration Statement.  The warrants to purchase 582,630 shares of our common stock in the aggregate were issued by the Company as part of a registered direct offering made in April 2010.

The Company is also registering in the prospectus supplement the resale from time to time by a selling stockholder of 305,983 shares of common stock issuable upon the exercise of other outstanding warrants to purchase common stock.  The selling stockholder acted as placement agent for the Company in connection with the Company’s registered direct offerings made in December 2009 and April 2010.  The Company issued compensation warrants in connection with those offerings to the selling stockholder.

The legal opinion of Patton Boggs LLP relating to the legality of the issuance and sale of the shares of common stock covered by the prospectus supplement is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 5.1	Opinion of Patton Boggs LLP.

Exhibit 23.1	Consent of Patton Boggs LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: May 16, 2011	By:	/s/ JASON D. DAVIS
	Name:	Jason D. Davis
	Title:	Secretary, Treasurer and Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 5.1	Opinion of Patton Boggs LLP.

Exhibit 23.1	Consent of Patton Boggs LLP (included in Exhibit 5.1).